Expensify

Q2 2026 Earnings


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August 6th, 2026

Expensify

Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, future cash flow, projected costs, prospects, plans, objectives of management, expected market growth, and our stock-based compensation estimates, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as "may," "will,", "can", "shall," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "goal," "objective," "seeks," or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to meet the Nasdaq continued listing requirements for minimum bid price or other Nasdaq listing requirements and the potential delisting of our common stock; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our cash flows, the prevailing stock prices, general economic and market conditions and other considerations that could affect the specific timing, price and size of repurchases under our stock repurchase program or our ability to fund any stock repurchases; geopolitical tensions, including the war in Ukraine and the conflict in the Middle East and surrounding areas; the impact of inflation on us and our members; our borrowing costs, which have and may continue to increase as a result of increases in interest rates; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; any adverse impact on our business operations as a result of using artificial intelligence or other machine learning technologies in our services; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, including geopolitical uncertainty and instability, and their effects on software spending; our ability to protect against security incidents, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; the impact of tariffs and global trade disruptions on us, our customers and our vendors, including the impact on inflation, supply chains and consumer sentiment; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain Non-GAAP financial measures, such as Non-GAAP net income, adjusted EBITDA, and free cash flow which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States ("GAAP") and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income, adjusted EBITDA and free cash flow to the nearest comparable GAAP figures, please see the appendix to this presentation.

Expensify

Q2 2026 Financials

Expensify

Q2 2026

Revenue	Average Paid Members	Interchange
$33.9MM	640,000	$5.9MM

Expensify

Q2 2026

Operating Cash Flow

$8.4MM

Free Cash Flow[1]

$6.4MM

Net Loss

$(3.9)MM

Non-GAAP Net Income[2]

$3.4MM

Adj. EBITDA[3]

$6.6MM

[1] We define free cash flow as net cash provided by operating activities excluding changes in settlement assets, net and settlement liabilities, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define non-GAAP net income (loss) as net loss excluding stock-based compensation expense. Please see appendix for GAAP to Non-GAAP reconciliation.

[3] We define adjusted EBITDA as net loss excluding provision for (benefit from) income taxes, other income, net, depreciation and amortization, and stock-based compensation expense. Please see appendix for GAAP to Non-GAAP reconciliation.

Expensify

Free Cash Flow[1]

- Q2 FCF was $6.4MM[2], which is
  - **an increase of 2%** from the same period last year and
  - **an increase of 162%** from the previous quarter.

- We are updating our FY26 FCF guidance from
  - $6.0MM-$9.0MM to **$12.0MM-$14.0MM**[3].

[1] We define free cash flow as net cash provided by operating activities excluding changes in settlement assets, net and settlement liabilities, reduced by the purchases of property and equipment and software development costs.

[2] Please see appendix for GAAP to non-GAAP reconciliation.

[3] The Company does not provide a reconciliation for free cash flow estimates on a forward-looking basis because it is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of net cash provided by (used in) operating activities and certain reconciling items on a forward-looking basis, which could be significant to the Company's results.

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.

Expensify

Q3 2026 Flash

Monthly Paid Members



800,000
600,000
400,000
200,000
0
7/1/2023
1/1/2024
7/1/2024
1/1/2025
7/1/2025
1/1/2026
7/1/2026

July Paid Members

634,000

Denotes July 2026 and July activity from previous years

Note: There can be no assurances that the trends of previous third quarters are representative of future trends.

Expensify

Q2 Capital Return to Shareholders

- **Tender Offer:** Commenced and completed a modified Dutch auction tender offer, repurchasing approximately 6.1 million shares of Class A common stock at $1.20 per share.
  - *The tender was substantially undersubscribed despite the premium offered on the stock price.*

- **Open market buyback:** Following the completion of the tender, the company purchased approximately 712,000 additional shares at an average price of $1.63 per share.

This brings the total Q2 repurchase to approximately ***6.8 million shares*** *of Class A common stock, which represents a ~7% reduction in shares outstanding.*

Expensify

Q2 Highlights

"Expense approvals used to sit in my inbox for days waiting on me to eyeball a $40 lunch receipt. That's not judgement, that's just routing. I set up an Agent Rule that clears anything in-policy on its own -- I got hours back every week I didn't even know I was losing."

Laura Redmond, Redmond Accounting.

Expensify

Now in Beta: Agent rules

"Level 3" workflow automation – tag, categorize, edit, route, hold, approve, reject, or pay – based on natural language rules evaluated with LLM judgement, inside a realtime workflow environment.


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eReceipts are auto-created for most USD credit transactions.
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Set merchant rules so expenses arrive correctly coded and require less cleanup.
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Approve when they match.
Reject an expense whose receipt is clearly a personal, non-business purchase, noting why it looks personal. Approve plausible business expenses.
Reject an expense whose receipt looks fake or AI-generated — garbled or nonsensical item names, a fabricated layout, or totals that do not add up — with a one-sentence

Expensify

Now in Beta: Custom agents

"Level 4" prompt-driven agents that collaborate over chat, email, and SMS with employees, vendors, or and clients – both reactive to internal/external events, and proactive with scheduled actions.



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#admins Concierge: Noticed more rul...
AnalysisBot Here's your daily spend s...
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You can turn these into charts by Latest messages to a spreadsheet or BI tool:
• Pie charts for merchant and category spend shares.
• Horizontal bar chart for submitter spend (sorted highest to lowest).
If you'd like, I can also generate a CSV with this breakdown so you can plug it straight into your reporting tools.
Spend by merchant (all time)
OMNI BOSTON $910
Other $1,711
Marriott Hotels $850
American Airlines $410
Total
$6,521
HYATT SEATTLE
United Air Lines
Concierge
Your personal ...
Trial: 8 days left!
Concierge Jul 10, 2026 at 7:55 PM
Thanks for scanning that receipt! You can also forward receipts to receipts@expensify.com or add your phone number and text them to 47777 (US numbers only) for automatic scanning. Give it a try next time
Connect to Uber for Business to automate travel and meal delivery expenses. Learn more
Concierge Jul 16, 2026 at 5:59 PM
Hi there! I'm glad to hear you're enjoying Expensify. What's your favorite thing about the app? Thanks!
Concierge Jul 29 at 10:06 PM
Hi there! I'm glad to hear you're enjoying Expensify. What's your favorite thing about the app? Thanks!
New

Expensify

Now Live: Expensify MCP

Direct connection to third-party AI assistants from within ChatGPT, Claude, and Cursor for natural-language access to expense data.



Analyzing Designify workspace expenses
Spend on the Designify Inc. workspace, January 1 2026 to date.
Total spend (YTD)
$2,947.15
Expenses
57
Avg per expense
$51.70
Peak month
Mar · $619
Monthly spend
August 2026 (partial, 3 days)
$700
$600
$500
$400
$300
$200
$100
$0

Expensify

Q2 added 30+ features, enhancements

- **April updates:** Personal card imports into the Expensify Wallet, shared card feeds across workspaces, odometer-based mileage tracking, individual expense rejection, CSV expense import, and one-tap duplication of expenses and reports.
- **May updates:** Uploadable expense policy PDFs, card freeze/unfreeze, bulk expense editing, multiple receipts per expense, customizable report columns, CSV company card import, exportable card lists, on-the-fly category creation, expanded prohibited expense detection, automatic approver reassignment, recoverable deleted expenses, export-destination filtering, and off-domain card issuing.
- **June updates:** Expensify MCP for querying expenses from ChatGPT, Claude, and Cursor, expanded Concierge AI skills, real-time Expensify Card spend rules, automatic VAT capture via SmartScan, new Gusto and TriNet integrations, a redesigned filter experience, a workspace rooms directory, and device management for admins.

Expensify

Expense: Platform of the Year

TRAVELTECH BREAKTHROUGH AWARDS

Expensify

Classic vs New Growth

Expensify

Expensify is 2 distinct products

- **Expensify Classic: The gold standard for traditional expense management**
  - Established the now "traditional" design:
    - Web + mobile app
    - Credit card import + scanning + GPS mileage tracking
    - End-to-end workflow + online export to cloud accounting + next day reimbursement
  - Our focus for the first 12 years, culminating in IPO.
    - *Less than 1% of global businesses are interested in traditional expense management.*

- **New Expensify: The new standard for AI expense management**
  - Mobile-first, chat-first design that puts humans and AI agents into the same workflow.
  - Stripped down AI-centric experience that works over email and meets users on their existing platforms.
    - *New Expensify is targeting the untapped 99%.*

Expensify

Each offers 2 distinct benefits

- **Expensify Classic: Steady cashflow engine from a fixed pool of customers**
  - Requires minimal engineering and direct investment, but produces substantial cashflow.
  - New signups only see New Expensify: Classic is a large but shrinking set of customers.
    - *Expensify Classic has given us the platform and resources to build New Expensify.*

- **New Expensify: Rapid growth engine into a major untapped market**
  - Essentially all engineering has been devoted to New Expensify for years.
  - Most customers and users are on New Expensify, including net-new customers and migrated Classic.
    - *New Expensify is extremely competitive and rapidly growing, incremental to Classic migration.*

Expensify

New Expensify revenue >$10MM ARR



12,500
10,000
7,500
5,000
2,500
0
$12.5MM ARR
$10.0MM ARR
$7.5MM ARR
$5.0MM ARR
$2.5MM ARR
$0.0MM ARR
2024-01-01
2024-03-01
2024-05-01
2024-07-01
2024-09-01
2024-11-01
2025-01-01
2025-03-01
2025-05-01
2025-07-01
2025-09-01
2025-11-01
2026-01-01
2026-03-01
2026-05-01
2026-07-01
New Customers
New ARR (subscription + interchange)

[1] New Customers are defined as any customer who signed up via New Expensify or was invited by a user who signed up via New Expensify and made at least one purchase.

[2] New ARR is calculated as gross billings from New Customer subscriptions plus Estimated Interchange earned from purchases made on Expensify cards issued to New Customers in a given month multiplied by 12 months. Estimated Interchange is calculated as the sum of USD purchases made by a New Customer multiplied by the average interchange earned on a USD transaction minus the effective cash back percentage for that customer.

Note: There can be no assurances that the trends of previous quarters are representative of future trends.

Expensify

Q2 Summary

- **New>Classic migration entered long-tail:** Virtually all Classic customers have been "nudged" to New, and most choose to stay; more users are on New than Classic.
- **New Expensify grew rapidly:** New revenue from New Expensify (independent of migrated Classic customers) has grown over 250% YoY to over $10MM ARR.
- **Card program continued to grow:** Combined Expensify Card interchange revenue from Classic and New grew 12% YoY to $5.9MM.
- **Launched a range of customer-requested features:** Launched 30+ improvements, including an MCP server, AI agents, new integrations, ultimately earning a Platform of the Year award.
- **Returned capital to shareholders:** Repurchased approximately 6.8MM Class A common shares representing a ~7% reduction in shares outstanding.

Expensify

Q&A

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Expensify

Appendix

Expensify

GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income (Loss)

	Three months ended June 30, 2026 *(unaudited, in thousands)*	Three months ended June 30, 2025 *(unaudited, in thousands)*
Net loss	**$ (3,851)**	**$ (8,788)**
Add:		
Stock-based compensation expense	7,211	6,927
Non-GAAP net income (loss)[1]	**$ 3,360**	**$ (1,861)**

[1] We define non-GAAP net income (loss) as net loss excluding stock-based compensation expense.

Expensify

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Three months ended June 30, 2026 *(unaudited, in thousands)*	Three months ended June 30, 2025 *(unaudited, in thousands)*
Net loss	**$ (3,851)**	**$ (8,788)**
Provision for (benefit from) income taxes	1,132	(661)
Other income, net	(202)	(889)
Depreciation and amortization	2,301	2,018
Stock-based compensation expense	7,211	6,927
Adjusted EBITDA	**$ 6,591**	**$ (1,393)**

Note: We define adjusted EBITDA as net loss excluding provision for (benefit from) income taxes, other income, net, depreciation and amortization, and stock-based compensation expense.

Expensify

GAAP to Non-GAAP Reconciliation: Free Cash Flow

	Three months ended June 30, 2026 (unaudited, in thousands)	Three months ended March 31, 2026 (unaudited, in thousands)	Three months ended June 30, 2025 (unaudited, in thousands)
Net cash provided by operating activities	**$ 8,433**	**$118**	**$ 8,184**
Changes in settlement assets and liabilities			
Settlement assets, net	(1,160)	4,481	439
Settlement liabilities	252	(730)	(1,138)
Less:			
Purchase of property and equipment	—	—	(17)
Software development costs	(1,079)	(1,412)	(1,157)
Free cash flow	**$ 6,446**	**$ 2,457**	**$ 6,311**

Note: We define free cash flow as net cash provided by operating activities excluding changes in settlement assets, net and settlement liabilities, reduced by the purchases of property and equipment and software development costs.

Expensify

Estimated Stock-Based Compensation (Millions) - Next 4 Quarters

	Q3 2026		Q4 2026		Q1 2027		Q2 2027	
	Low	High	Low	High	Low	High	Low	High
Cost of revenue, net	$ 1.9	$ 2.5	$ 1.7	$ 2.3	$ 1.7	$ 2.3	$ 1.7	$ 2.3
Research and development	1.5	2.1	1.5	2.1	1.4	2.0	1.4	2.0
General and administrative	1.0	1.4	1.0	1.4	1.0	1.4	0.9	1.3
Sales and marketing	1.0	1.4	1.0	1.4	0.9	1.3	0.9	1.3
Total	**$ 5.4**	**$ 7.4**	**$ 5.2**	**$ 7.2**	**$ 5.0**	**$ 7.0**	**$ 4.9**	**$ 6.9**

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.